Exhibit 99.1
Griffin Realty Trust Postpones 2022 Annual Meeting of Stockholders
to November 30, 2022

GRT’s Board of Directors Unanimously Recommends Stockholders Vote FOR All Proposals

El Segundo, Calif. (November 1, 2022) – Griffin Realty Trust, Inc. (“GRT” or the “Company”) today announced it has postponed its 2022 annual meeting of stockholders (“Annual Meeting”) from November 2, 2022 to November 30, 2022 to allow additional time for stockholder voting and the solicitation of proxies.

The Annual Meeting will be held on November 30, 2022 at 9:30 am Pacific Time at the offices of GRT located at 1520 E. Grand Avenue, El Segundo, California 90245. There have been no changes to the proposals to be voted on at the Annual Meeting.

Among other items, the Board is asking stockholders of the Company to consider and vote on a proposal to approve the conversion of the Company from a Maryland corporation to a Maryland real estate investment trust, in order to allow the Board to pursue the path to liquidity and value maximization that it considers to be in the best interests of stockholders in a manner that does not result in substantial adverse tax consequences to stockholders.

Approval of this proposal requires the affirmative vote of a majority of the Company’s outstanding shares. Based on preliminary estimates of the vote count, substantially more shares have been voted in favor of the conversion than against it. However, at this time, the number of votes cast in favor of the conversion proposal is not sufficient to approve the conversion. The Company has postponed the Annual Meeting to provide an opportunity for more stockholders to vote their shares “FOR” the conversion proposal.

The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting will remain August 25, 2022. Proxies previously submitted will be voted at the postponed Annual Meeting unless properly revoked, and stockholders who have already submitted a proxy or otherwise voted do not need to take any action at this time.

GRT’s Board of Directors unanimously recommends that
stockholders vote “FOR” all proposals to be voted on at the Annual Meeting.

About Griffin Realty Trust, Inc.

Griffin Realty Trust, Inc. – America’s Blue-Chip LandlordTM – is an internally managed, publicly registered, non-traded REIT. The Company owns and operates a geographically diversified portfolio of strategically located, high-quality, corporate office and industrial properties that are primarily net leased to single tenants that the Company has determined to be creditworthy. The Company’s portfolio, as of November 1, 2022, includes 79 wholly owned office and industrial properties (89 buildings), totaling 21.1 million in rentable square feet, located in 24 states, as well as an equity interest in a joint venture that owns 41 office properties.

Additional information is available at www.grtreit.com.

Media Contact
Joele Frank, Wilkinson Brimmer Katcher
Meaghan Repko / Kara Sperry
212.355.4449

Additional Information and Where to Find It

In connection with the Annual Meeting, GRT filed a definitive proxy statement on Schedule 14A on August 29, 2022, with the Securities and Exchange Commission (the “SEC”). The definitive proxy statement was first mailed to GRT stockholders entitled to vote at the Annual Meeting on or about August 29, 2022. INVESTORS AND SECURITY HOLDERS OF GRT ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE ANNUAL MEETING THAT GRT FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING. The definitive proxy statement and any other documents filed by GRT with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or at the “Investors” section of our website at www.grtreit.com or by writing to Griffin Realty Trust, Inc., Attention: Secretary, 1520 E. Grand Avenue, El Segundo, California 90245. GRT and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from GRT’s stockholders with respect to the Annual Meeting. Information about GRT’s directors and executive officers and their ownership of GRT securities is set forth in GRT’s definitive proxy statement for the Annual Meeting on Schedule 14A filed with the SEC on August 29, 2022. You can obtain free copies of the definitive proxy statement as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this press release reflect the Company's current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause the Company's actual results to differ significantly from those expressed in any forward-looking statement.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic and financial conditions; market volatility; inflation; any potential recession or threat of recession; interest rates; the impact of the COVID-19 pandemic and resulting economic disruption on the markets in which we operate and on work-from-home trends, occupancy, rent deferrals and the financial condition of the Company’s tenants; whether any easing of the pandemic or other factors will impact the attractiveness of industrial and/or office assets; whether we will be successful in renewing leases as they expire; future financial and operating results, plans, objectives, expectations and intentions; expected sources of financing and the availability and attractiveness of the terms of any such financing; legislative and regulatory changes that could adversely affect our business; whether we will continue to publish our net asset value on an annual basis, more frequently or at all; our future capital expenditures, operating expenses, net income, operating income, cash flow and developments and trends of the real estate industry; whether the strategic monetization process will maximize stockholder value; whether the spin off will be completed on the anticipated timing or at all; whether we will be successful in liquidating our remaining assets after the spin off; whether we will effect the strategic monetization process at the time and in a manner that maximizes value for the Company’s stockholders; when stockholders will receive any net proceeds in connection with the disposition of our remaining assets after the spin off; whether we will succeed in our investment objectives; whether the combination of net proceeds from the ultimate sale of your shares of the spin off company and the distribution of the net proceeds by the Company from the sale of the remaining assets will equal our current NAV; our ability to find purchasers for the remaining assets on such terms as our Board of Directors determines to be in the best interests of our stockholders; unanticipated difficulties or expenditures relating to the strategic monetization process or the pursuit of sales of our remaining assets; the response of stockholders, tenants, business partners and competitors to the announcement of the strategic monetization process; legal proceedings that may be instituted against us and others related to the strategic monetization process; risks associated with our dependence on key personnel whose continued service is not guaranteed; risks related to the disruption of management’s attention from ongoing business operations due to pursuit of the strategic monetization process; other factors, including those risks disclosed in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s most recent Annual Report on Form 10-K and Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Part II, Item 1A. “Risk Factors” of the Company’s Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. The Company cautions investors not to place undue reliance on these forward-looking statements and urge you to carefully review the disclosures it makes concerning risks. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of this press release. Furthermore, the Company disclaims any obligation to publicly update or revise any forward- looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.